UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4215

                             DREYFUS GNMA FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000


Date of fiscal year end:  4/30


Date of reporting period: 10/31/2003




(PAGE)



                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      GNMA Fund, Inc.
      SEMIANNUAL REPORT October 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                GNMA Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus GNMA Fund, Inc. covers the six-month period from May 1, 2003, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. After several years of falling interest rates, bonds recently have become more volatile. As might be expected in a strengthening economy, fixed-income securities that are more sensitive to credit quality have generally outperformed those that tend to respond more to changes in interest rates.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2003, the fund achieved a total return of 0.25% and distributed aggregate income dividends totaling $0.631 per share.(1) The Lehman Brothers GNMA Index (the "Index"), the fund's benchmark, achieved a total return of 0.47% for the same period.(2) In addition, the average total return of all funds reported in the Lipper GNMA Funds category was -0.01%.(3)

We attribute the fund and market' s performance to heightened volatility, especially during the second half of the reporting period, when signs of stronger economic growth led to concerns that interest rates might rise. The fund' s return slightly lagged that of its benchmark mainly because it does not reflect fund fees and expenses. The fund's return was higher than its Lipper category average, due to its duration management and security selection strategies, which enabled it to avoid the full brunt of the market's volatility

What is the fund's investment approach?

The fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund seeks to maximize total return, consisting of capital appreciation and current income.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

*CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 15- and 30-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also, within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

*TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

During the spring of 2003, the fund generally benefited from the effects of falling interest rates as many investors anticipated a further reduction from the Federal Reserve Board (the "Fed"). The Fed did not disappoint them, lowering rates in late June by 25 basis points to 1%. While most high-quality bonds gained value while interest rates declined, Ginnie Mae securities lagged the averages as an increased number of homeowners refinanced their mortgages, effectively returning principal to bondholders. However, the fund successfully avoided many of the adverse effects of the refinancing boom by focusing on lower-coupon securities, which were not as susceptible to prepayments as higher-coupon securities.

As interest rates fell, we became increasingly concerned that greater economic growth might give rise to inflationary pressures. Accordingly, early in the reporting period we began to reduce the fund's average duration -- a measure of sensitivity to changing interest rates -- to a range we considered shorter than average. This position benefited the fund's relative performance in July and August, when many investors reacted to signs of economic strength by selling bonds, leading to one of the worst six-week declines in the history of the bond market.

We responded to the market' s steep decline, which we believed was not fully warranted by the economic data, by extending the fund's average duration. This longer position enabled the fund to capture more of the market's recovery as it bounced back in September and October. In addition, the fund benefited late in the reporting period from its investments in GNMA project loans and commercial mortgages, which are not subject to prepayments.

What is the fund's current strategy?

As  of  the  reporting  period's end, the fund was composed of approximately 85%
Ginnie Mae securities; 10% commercial mortgages, asset-backed securities and non-agency collateralized mortgage obligations; and 5% U.S. Treasury securities

Although refinancing activity has abated from its previous highs, it remains above historical norms. Therefore, we have continued to emphasize lower-coupon Ginnie Mae securities that we believe are less vulnerable to prepayment risks. In addition, we reduced the fund's average duration to a shorter than average position because of concerns that a stronger economy and a ballooning federal budget deficit might cause interest rates to rise. Of course, we are prepared to change our security selection and duration management strategies as market conditions develop.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--120.7%                                                                       Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--102.9%

Government National Mortgage Association I:

   5%                                                                                        79,300,000  (a)          78,407,875

   5%, 7/15/2033                                                                              4,856,820                4,806,697

   5.5%                                                                                     161,966,000  (a)         164,149,338

   5.5%, 4/15/2033-10/15/2033                                                               115,347,548              116,969,334

   6%                                                                                        36,200,000  (a)          37,387,722

   6%, 8/15/2026-10/15/2033                                                                 178,455,915  (b)         184,449,352

   6.5%, 9/15/2008-6/15/2032                                                                 27,870,380               29,424,409

   7%, 11/15/2022-12/15/2022                                                                     59,067                   63,035

   7.5%, 12/15/2006-11/15/2028                                                               25,323,814               27,260,692

   8%, 4/15/2008-12/15/2022                                                                  11,635,434               12,618,818

   8.5%, 2/15/2006-12/15/2022                                                                 8,432,041                9,300,458

   9%, 1/15/2019-12/15/2022                                                                   6,166,492                6,848,559

   9.5%, 3/15/2018-11/15/2024                                                                 1,623,966                1,803,814

   Construction Loans:

      6.75%, 3/15/2040                                                                        8,218,295                9,143,947

      7.25%, 4/15/2032                                                                        8,492,400                9,428,171

   Project Loans:

      6.3%, 11/15/2038                                                                       20,687,885               22,291,196

      6.315%, 10/15/2033                                                                      1,446,607                1,558,107

      6.355%, 8/15/2024                                                                       3,102,613                3,341,199

      6.375%, 10/15/2033-11/15/2033                                                          10,565,171               11,407,391

      6.5%, 12/15/2023                                                                        1,898,433                2,053,667

      6.55%, 7/15/2033                                                                        7,679,595                8,150,505

      6.6%, 9/15/2019-9/15/2030                                                               8,582,866                9,365,345

      6.625%, 6/15/2028-5/15/2033                                                            10,476,425               11,463,754

      6.75%, 10/15/2033-12/15/2033                                                            6,804,137                7,483,234

                                                                                                                     769,176,619

Government National Mortgage Association II:

   3.25%, 4/20/2030                                                                           4,694,832  (b,c)         4,691,593

   4%, 7/20/2030-6/20/2032                                                                   17,773,605  (b,c)        18,020,966

   4.375%, 2/20/2027                                                                             69,223  (c)              70,310

   4.5%, 8/20/2032                                                                           23,794,405  (b,c)        23,969,294

   5%, 7/20/2032                                                                              5,815,005  (c)           5,920,373

   5.75%, 9/20/2027                                                                              36,585  (c)              37,398

   6%, 12/20/2028-2/20/2033                                                                  58,082,858  (b)          59,852,896

   6.5%, 5/20/2031-6/20/2031                                                                  5,614,794                5,867,460

   7%, 4/20/2024-4/20/2032                                                                   64,214,537  (b)          67,806,080

   7.5%, 9/20/2030                                                                              973,802                1,032,834

   9.5%, 2/20/2016-2/20/2025                                                                    380,051                  420,352


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association ll,
  Stripped Securities, Interest Only Class,

      Ser. 2001-25, Cl. CI, 7%, 2029                                                            964,551                    9,600

                                                                                                                     187,699,156

Federal Home Loan Mortgage Corp.:

  Multiclass Mortgage Participation Ctfs.,

  REMIC,

      Ser. 2143, Cl. CU, 5.75%, 2024                                                          2,952,078                2,968,806

   Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                               932,554  (d)              34,570

      Ser. 1628, Cl. MA, 6.5%, 2022                                                             298,964  (d)               6,298

      Ser. 1882, Cl. PK, 7%, 2026                                                             1,020,696  (d)             154,738

      Ser. 1998, Cl. PK, 7%, 2026                                                               536,240  (d)               7,646

      Ser. 2048, Cl. PJ, 7%, 2028                                                             1,176,617  (d)             174,445

      Ser. 2419, Cl. IE, 6.5%, 2027                                                             437,087  (d)               2,867

      Ser. 2520, Cl. PI, 5.5%, 2026                                                           9,287,330  (d)             803,708

      Ser. 2574, Cl. IB, 5.5%, 2026                                                          17,641,684  (d)           3,109,347

      Ser. 2590, Cl. YD, 5.5%, 2032                                                           4,545,454  (d)           1,742,114

      Ser. 2615, Cl. IE, 5.5%, 2029                                                          24,000,000  (d)           4,207,920

      Ser. 2630, Cl. IE, 5%, 2025                                                             2,989,900  (d)             639,091

      Ser. 2632, Cl. IB, 5%, 2026                                                            12,000,000  (d)           2,761,369

      Ser. 2638, Cl. IC, 5%, 2022                                                             7,300,000  (d)           1,247,905

      Ser. 2676, Cl. IB, 5%, 2017                                                             4,281,600  (d)             449,446

      Ser. 2676, Cl. ID, 5%, 2023                                                             2,000,000  (d)             357,867

                                                                                                                      18,668,137

Federal National Mortgage Association:

   6.2%, 1/1/2011                                                                            17,883,236               19,645,172

   6.82%, 1/1/2028                                                                            3,375,042                3,585,720

   Stripped Securities, Interest Only Class:

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                            399,584  (d)               6,865

      Ser. 1997-40, Cl. PI, 7%, 2027                                                          6,181,011  (d)             485,086

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                           54,204  (d)                   8

      Ser. 2002-71, Cl. IQ, 5.5%, 2019                                                        2,127,636  (d)             148,719

      Ser. 2002-76, Cl. PI, 5.5%, 2025                                                       24,859,274  (d)           1,518,746

      Ser. 2002-95, Cl. IJ, 5.5%, 2029                                                       25,000,000  (d)           5,307,667

      Ser. 2003-8, Cl. PI, 5.5%, 2021                                                         6,094,848  (d)             633,152

      Ser. 2003-13, Cl. PI, 5.5%, 2026                                                       14,052,557  (d)           1,703,058

      Ser. 2003-70, Cl. IC, 5%, 2015                                                         10,166,300  (d)           1,002,597

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  Whole Loan,

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                     5,932,000                6,276,398

                                                                                                                      40,313,188

TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED                                                                     1,015,857,100

ASSET-BACKED CTFS./HOME EQUITY--3.5%

Ameriquest Mortgage Securities,

   Ser. 2003-IA1, Cl. A4, 4.965%, 2033                                                        3,700,000                3,700,000

Conseco Finance:

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                         8,206,029                8,318,517

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        4,722,319                4,944,874

EQCC Home Equity Loan Trust,

   Ser. 1997-1, Cl. A6, 7.56%, 2028                                                           2,500,000                2,507,468

Equivantage Home Equity Loan Trust,

   Ser. 1997-1, Cl. A4, 7.275%, 2028                                                          3,449,760                3,448,862

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                       11,515,095               11,971,783

TOTAL ASSET-BACKED CTFS./HOME EQUITY                                                                                  34,891,504

ASSET-BACKED CTFS./TRADE RECEIVABLES--.5%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A1, 6.435%, 2019                                                          5,587,904  (e)           4,302,686

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--6.6%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        15,050,006               15,779,792

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                          15,274,000               16,846,542

Commercial Mortgage:

   Ser. 2001-FL5A, Cl. G, 2.164%, 2013                                                        5,335,000  (c,e)         5,083,376

   Ser. 2002-FL7, Cl. G, 2.97%, 2014                                                          3,303,000  (c,e)         3,271,248

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       2,695,000  (e)           2,962,721

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                       7,215,080  (e)           7,810,353

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                          11,000,000               12,877,973

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          64,632,005

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.8%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             270,641                  270,537

Norwest Asset Securities,

   Ser. 1999-13, Cl. B2, 6.75%, 2029                                                          1,714,730                1,712,999


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                             5,428,265  (e)           5,883,172

PNC Mortgage Securities,

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           393,270                  411,082

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B1, 7%, 2012                                                               525,342                  549,760

   Ser. 1998-S14, Cl. M2, 6.5%, 2013                                                          1,111,173                1,159,818

   Ser. 1998-S16, Cl. M1, 6.5%, 2013                                                            737,173                  769,474

   Ser. 1998-S16, Cl. M2, 6.5%, 2013                                                            263,325                  263,059

Structured Asset Securities,

   Ser. 2000-3, Cl. 2A6, 8%, 2030                                                             7,893,753                8,059,440

Washington Mutual,

   Ser. 2003-AR5, Cl. A3, 3.11%, 2033                                                        18,360,000               18,474,750

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         37,554,091

U.S. GOVERNMENT--2.7%

U.S. Treasury Notes:

   1.625%, 1/31/2005                                                                          2,092,000  (b)           2,098,540

   3.125%, 10/15/2008                                                                        25,000,000               24,869,000

                                                                                                                      26,967,540

U.S. GOVERNMENT AGENCIES--.7%

Tennessee Valley Authority,

  Valley Indexed-Principal Securities,

   3.375%, 1/15/2007                                                                          6,741,855  (f)           7,267,897

TOTAL BONDS AND NOTES
   (cost $1,187,951,763)                                                                                           1,191,472,823
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--3.3%                                                                          Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    10,700,000  (g)          10,700,000

Dreyfus Institutional Cash
   Advantage Plus Fund                                                                       10,700,000  (g)          10,700,000

Dreyfus Institutional Preferred
   Plus Money Market Fund                                                                    10,700,000  (g)          10,700,000

TOTAL OTHER INVESTMENTS
   (cost $32,100,000)                                                                                                 32,100,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bills,

  .82%, 12/18/2003

   (cost $6,313,234)                                                                          6,320,000  (h)           6,312,100

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--14.2%                                                                  Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY,

Dreyfus Institutional Preferred Plus Money Market Fund

   (cost $140,214,428)                                                                      140,214,428              140,214,428
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,366,579,425)                                                                         138,8%            1,370,099,351

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (38.8%)            (382,857,513)

NET ASSETS                                                                                       100.0%              987,241,838

(A)   PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)   ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
      TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS  $135,017,717  AND
      THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $142,058,023,
      CONSISTING OF CASH COLLATERAL OF $140,214,428 AND LETTERS OF CREDIT VALUED
      AT $1,843,595.

(C)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)   NOTIONAL FACE AMOUNT SHOWN.

(E)   SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933.  THESE  SECURITIES  MAY BE RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
      REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT OCTOBER 31,
      2003, THESE SECURITIES AMOUNTED TO $29,313,556 OR 3.0% OF NET ASSETS.

(F)   PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED ON
      CHANGES TO THE CONSUMER PRICE INDEX.

(G)   INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(H)   PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR OPEN  FINANCIAL  FUTURES
      POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003 (Unaudited)

                                                                  Market Value                                          Unrealized
                                                                    Covered by                                      (Depreciation)
                                            Contracts            Contracts ($)                Expiration         at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                         777               84,061,688             December 2003              (1,767,328)

U.S. Treasury 5 Year Notes                        150               16,771,875             December 2003                 (30,469)

                                                                                                                       (1,797,797)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003 (Unaudited)

                                                           Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities on loan valued at
   $135,017,717)--Note 1(b)                        1,366,579,425  1,370,099,351

Cash                                                                  2,255,641

Receivable for investment securities sold                            99,835,576

Interest receivable                                                   5,682,758

Receivable for shares of Common Stock subscribed                        289,866

Paydowns receivable                                                     232,870

Prepaid expenses                                                         22,532

                                                                  1,478,418,594
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           757,148

Payable for investment securities purchased                         348,943,741

Liability for securities on loan--Note 1(b)                         140,214,428

Payable for shares of Common Stock redeemed                             586,028

Payable for futures variation margin--Note 4                            402,141

Accrued expenses and other liabilities                                  273,270

                                                                    491,176,756
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      987,241,838
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,014,608,884

Accumulated distributions in excess of investment income--net       (3,213,603)

Accumulated net realized gain (loss) on investments                (25,875,572)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,797,797) net unrealized
  depreciation on financial futures]                                  1,722,129
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      987,241,838
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)      66,458,511

NET ASSET VALUE, offering and redemption price per share ($)              14.86

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            20,749,484

Dividends                                                              402,761

Income from securities lending                                          22,523

TOTAL INCOME                                                        21,174,768

EXPENSES:

Management fee--Note 3(a)                                            3,080,095

Service plan and prospectus--Note 3(b)                                 638,066

Shareholder servicing costs--Note 3(b)                                 426,955

Custodian fees--Note 3(b)                                              152,042

Professional fees                                                       41,972

Shareholders' reports                                                   26,689

Directors' fees and expenses--Note 3(c)                                 26,552

Registration fees                                                        6,390

Miscellaneous                                                           50,365

TOTAL EXPENSES                                                       4,449,126

INVESTMENT INCOME--NET                                              16,725,642
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                  (525,097)

  Short sale transactions                                              489,844

Net realized gain (loss) on financial futures                      (2,026,896)

NET REALIZED GAIN (LOSS)                                           (2,062,149)

Net unrealized appreciation (depreciation)
  on investments (including $53,298 net
  unrealized appreciation on financial futures)                   (12,542,289)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (14,604,438)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,121,204

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2003           Year Ended
                                              (Unaudited)       April 30, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,725,642           41,789,736

Net realized gain (loss) on investments       (2,062,149)           22,931,354

Net unrealized appreciation
   (depreciation) on investments             (12,542,289)            2,527,449

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,121,204            67,248,539
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (22,390,192)         (46,747,370)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  35,073,353         175,666,042

Dividends reinvested                           18,112,405          37,670,063

Cost of shares redeemed                     (111,282,045)        (165,418,182)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (58,096,287)          47,917,923

TOTAL INCREASE (DECREASE) IN NET ASSETS      (78,365,275)          68,419,092
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,065,607,113          997,188,021

END OF PERIOD                                 987,241,838        1,065,607,113

Undistributed (distributions in excess of)
   investment income--net                     (3,213,603)            2,450,947
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,348,055           11,681,246

Shares issued for dividends reinvested          1,215,871            2,507,723

Shares redeemed                               (7,473,877)         (10,986,100)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,909,951)           3,202,869

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                       Six Months Ended
                                       October 31, 2003                                 Year Ended April 30,
                                                                    ---------------------------------------------------------------
                                             (Unaudited)            2003          2002(a)       2001          2000          1999
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             15.14           14.85         14.49         13.89         14.54         14.99

Investment Operations:

Investment income--net                               .24(b)          .60(b)        .81(b)        .90           .90           .92

Net realized and unrealized
   gain (loss) on investments                       (.19)            .36           .37           .60          (.65)         (.46)

Total from
   Investment Operations                             .05             .96          1.18          1.50           .25           .46

Distributions:

Dividends from
   investment income--net                           (.33)           (.67)         (.82)         (.90)         (.90)         (.91)

Net asset value, end of period                     14.86           15.14         14.85         14.49         13.89         14.54
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     .25(c)         6.60          8.42         11.22          1.75          3.17
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             .86(d)          .85           .85           .90           .92           .94

Ratio of interest expense and
   loan commitment fees
   to average net assets                              --             .00(e)        .00(e)        .02             --          .25

Ratio of net investment income
   to average net assets                            3.25(d)         3.96          5.53          6.30          6.40          6.19

Portfolio Turnover Rate                           262.62(c)       456.90        452.76        458.09        420.18        206.15
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   987,242       1,065,607       997,188       921,098       910,969     1,068,347

(A)   AS REQUIRED, EFFECTIVE MAY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
      THE AICPA AUDIT AND ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
      AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC
      BASIS AND  INCLUDING  PAYDOWN  GAINS AND LOSSES IN  INTEREST  INCOME.  THE
      EFFECT OF THIS CHANGE FOR THE PERIOD  ENDED APRIL 30, 2002 WAS TO DECREASE
      NET  INVESTMENT  INCOME PER SHARE BY $.03 AND  INCREASE  NET  REALIZED AND
      UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE
      RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.68% TO 5.53%.
      PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO MAY 1,
      2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   NOT ANNUALIZED.

(D)   ANNUALIZED.

(E)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities.

exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

On October 31, 2003, the Board of Directors declared a cash dividend of $.053 per share from undistributed investment income-net, payable on November 3, 2003 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2003.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $22,866,710 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2003. If not applied, $5,710,751 of the carryover expires in fiscal 2005, $6,916,020 expires in fiscal 2007, $8,326,405 expires in fiscal 2008 and $1,913,534 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2003 was as follows: ordinary income $46,747,370. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--BANK LINES OF CREDIT:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under either line of credit.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended October 31, 2003, pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended October 31, 2003, the fund was charged $638,066 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2003, the fund was charged $258,616 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2003, the fund was charged $152,042 pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these money market mutual funds. The fund derived $402,761 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2003:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     3,464,432,918        3,725,051,639

Short sale transactions                  56,265,191           56,755,035

     TOTAL                            3,520,698,109        3,781,806,674

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2003, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading.

Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At  October 31, 2003, accumulated net unrealized appreciation on investments was
$3,519,926,   consisting   of  $26,898,382  gross  unrealized  appreciation  and
$23,378,456 gross unrealized depreciation.

At October 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--REVERSE REPURCHASE AGREEMENTS:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended October 31, 2003, the fund did not enter into reverse repurchase agreements.

                                                             The Fund

                     For More Information

                        Dreyfus
                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  265SA1003


ITEM 2.      CODE OF ETHICS.

            Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 29, 2003



                                EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)